Exhibit 99.1

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)

INDEX TO FINANCIAL STATEMENTS

Pages

Report of Independent Registered Public Accounting Firm	F-2

Financial Statements:

Balance Sheets, June 5, 2007 and July 31, 2006	F-3

Statements of Operations, for the period August 1, 2006 to June 5, 2007, from September 9, 2005 (inception) to July 31, 2006 and from September 9, 2005 (inception) to June 5, 2007	F-4

Statements of Stockholders’ Equity, from September 9, 2005 (inception) to June 5, 2007	F-5

Statements of Cash Flows, for the period August 1, 2006 to June 5, 2007, from September 9, 2005 (inception) to July 31, 2006 and from September 9, 2005 (inception) to June 5, 2007	F-6

Notes to Financial Statements	F-7 - F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Stoneleigh Partners Acquisition Corp.

We have audited the accompanying balance sheets of Stoneleigh Partners Acquisition Corp. (a corporation in the development stage) as of June 5, 2007 and July 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period August 1, 2006 to June 5, 2007, for the period September 9, 2005 (inception) to July 31, 2006 and for the period September 9, 2005 (inception) to June 5, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stoneleigh Partners Acquisition Corp. as of June 5, 2007 and July 31, 2006, and its results of operations and its cash flows for the period August 1, 2006 to June 5, 2007, September 9, 2005 (inception) to July 31, 2006 and September 9, 2005 (inception) to June 5, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP
BDO Seidman, LLP
New York, NY
June 5, 2007

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
BALANCE SHEETS

	June 5, 2007	July 31, 2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$418,386	$912,426
Cash held in Trust (Note 1)	198,400,000	-
Prepaid expenses	12,600	-
Deferred registration costs (Note 3)	-	390,742
TOTAL ASSETS	$198,830,986	$1,303,168

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued registration costs	$127,653	$130,148
Accrued expenses	1,999	5,249
Income taxes payable	8,505	-
Total current liabilities	138,157	135,397
Common stock subject to possible conversion (7,497,500 shares at conversion value) (Note 1)	59,500,160	-

COMMITMENTS (Note 5)
STOCKHOLDERS' EQUITY (Notes 2 and 6):
Preferred stock, $.0001 par value, 5,000,000 shares authorized, 0 issued or outstanding	-	-
Common stock, par value $.0001 per share, 100,000,000 shares authorized,
23,752,500 and 100 shares issued and outstanding, respectively
(excluding 7,497,500 shares subject to conversion)	2,375	-
Additional paid-in capital	139,174,887	1,170,001
Earnings (deficit) accumulated in the development stage	15,407	(2,230)
TOTAL STOCKHOLDERS' EQUITY	139,192,669	1,167,771
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$198,830,986	$1,303,168

The accompanying notes should be read in conjunction with the financial statements.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
STATEMENTS OF OPERATIONS

	For the period	From September 9, 2005	From September 9, 2005
	August 1, 2006	(inception)	(inception)
	to	to	to
	June 5, 2007	July 31, 2006	June 5, 2007
Revenue	$-	$-	$-
Operating Expenses
Formation and operating costs (Note 5)	20,982	15,080	36,062

Loss from operations	(20,982)	(15,080)	(36,062)

Interest income	48,077	12,850	60,927
Income (Loss) before Provision for income taxes	27,095	(2,230)	24,865
Provision for income taxes (Note 4)	9,458	-	9,458
Net income (loss) for the period	$17,637	$(2,230)	$15,407

Weighted average number of shares outstanding,
basic and diluted	6,306,642	6,250,000
Net income (loss) per share, basic and diluted	$0.00	$(0.00)

The accompanying notes should be read in conjunction with the financial statements.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
STATEMENTS OF STOCKHOLDERS’ EQUITY
From September 9, 2005 (inception) to June 5, 2007

				(Deficit) Earnings
	Common stock		Additional	Accumulated in the
	Shares	Amount	Paid-In Capital	Development Stage	Total

Balance, September 9, 2005 (inception)	-	$-	$-	$-	$-
Issuance of Common Stock to initial stockholder	100	-	1.00	-	1
Issuance of 8,150,000 Warrants at $0.05 per Warrant	-	-	407,500	-	407,500
Issuance of 700,000 Class Z warrants and 700,000 Class W warrants at $0.05 per warrant	-	-	70,000	-	70,000
Issuance of 6,925,000 Class Z warrants and 6,925,000 Class W warrants at $0.05 per warrant	-	-	692,500	-	692,500
Net loss for the period	-	-	-	(2,230)	(2,230)
Balance, July 31,2006	100	$-	$1,170,001	$(2,230)	$1,167,771
Issuance of 3,800,000 Class Z warrants and 3,800,000 Class W warrants at $0.05 per warrant	-	-	380,000	-	380,000
Issuance of common stock to initial stockholders with an aggregate value of $1,550,000 in exchange for the return and cancellation of 15,500,000 Class Z warrants and 15,500,000 Class W warrants with an aggregate value of $1,550,000	6,249,900	625	(625)	-	-
Proceeds from sale of underwriter's purchase option	-	-	100	-	100
Proceeds from issuance of warrants	-	-	4,450,000	-	4,450,000
Sale of 25,000,000 units through public offering net of underwriter's discount and offering expenses and excluding $59,500,160 of proceeds allocable to 7,497,500 shares of common stock subject to possible conversion	17,502,500	1,750	133,175,411	-	133,177,161
Net income for the period	-	-	-	17,637	17,637
Balance, June 5, 2007	23,752,500	$2,375	$139,174,887	$15,407	$139,192,669

The accompanying notes should be read in conjunction with the financial statements.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
STATEMENTS OF CASH FLOWS

	For the period	From September 9,	From September 9,
	August 1, 2006	2005 (inception)	2005 (inception)
	to	to	to
	June 5, 2007	July 31, 2006	June 5, 2007

OPERATING ACTIVITIES
Net income (loss) for the period	$17,637	$(2,230)	$15,407
Adjustments to reconcile net loss to net cash used in
operating activities:
Changes in operating liability:
Prepaid expenses	(12,600)	-	(12,600)
Accrued expenses	(3,250)	5,249	1,999
Income Taxes payable	8,505	-	8,505
Net cash provided by operating activities	10,292	3,019	13,311

INVESTING ACTIVITIES
Purchases of investments held in Trust Account	(198,400,000)	-	(198,400,000)
Net cash used in operating activities	(198,400,000)	-	(198,400,000)

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	-	1	1
Proceeds from issuance of insider warrants	4,450,000	-	4,450,000
Proceeds from purchase of underwriter's purchase option	100	-	100
Portion of net proceeds from sale of units through public offering
to shares of common stock subject to possible conversion	59,500,160	-	59,500,160
Proceeds from issuance of warrants to initial stockholders	380,000	1,170,000	1,550,000
Payment of deferred registration costs	(484,432)	(260,594)	(745,026)
Net proceeds from sale of units through public offering
allocable to:
Stockholders' equity	134,049,840	-	134,049,840
Net cash provided by financing activities	197,895,668	909,407	198,805,075

Net (decrease) increase in cash and cash equivalents	(494,040)	912,426	418,386

Cash and Cash equivalents
Beginning of period	912,426	-	-
End of period	$418,386	$912,426	$418,386

Supplemental disclosure of non-cash financing activities
Fair value of underwriter's purchase option included
in offering costs	$4,372,000	$-	$4,372,000
Accrued registration costs	$82,653	$130,148	$127,653

The accompanying notes should be read in conjunction with the financial statements.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Note 1 — Discussion of the Company’s Activities

Organization and activities -- Stoneleigh Partners Acquisition Corp. (the “Company”) was incorporated in Delaware on September 9, 2005 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination ( a “Business Combination”) with a currently unidentified operating business (a “Target Business”). All activity from inception (September 9, 2005) through June 5, 2007 related to the Company’s formation and capital raising activities. The Company has selected July 31 as its fiscal year end.

The Company is considered to be a development stage company and as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on May 31, 2007. The Company consummated the Offering on June 5, 2007 and received net proceeds of approximately $198 million, which includes approximately $4.45 million from the Insider Warrants sold in a private placement (described in Note 6) and a portion of the proceeds of the sale of the Company’s shares of common stock sold to the Company’s stockholders prior to the Offering (“Initial Stockholders”). The Company’s management intends to apply substantially all of the net proceeds of the Offering toward consummating a Business Combination. The initial Target Business must have a fair market value equal to at least 80% of the Company’s net assets at the time of such acquisition. However, there is no assurance that the Company will be able to successfully affect a Business Combination.

The Company’s Certificate of Incorporation provides that the Company’s corporate existence will cease in the event it does not consummate a Business Combination by May 31, 2009. If the Company does not effect a Business Combination by May 31, 2009 (the “Target Business Acquisition Period”), the Company will promptly distribute the amount held in trust (the “Trust Account”), which is substantially all of the proceeds from the Offering, including any accrued interest, to its public stockholders.

Management has agreed that $198.4 million (or approximately $7.94 per Unit) of the net proceeds of the Offering, the sale of the Insider Warrants (defined in Note 6) and the sale of common stock to the Initial Stockholders will be held in the Trust Account and invested in permitted United States government securities and money market funds. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective acquisition targets or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. There may be released to the Company from the Trust Account (i) interest income earned on the Trust Account balance to pay any tax obligations of the Company, and (ii) up to an aggregate amount of $3,000,000 in interest earned on the Trust Account to fund expenses related to investigation and selecting a Target Business and the Company’s other working capital requirements.

The Company, after signing a definitive agreement for a Business Combination, is obliged to submit such transaction for approval by a majority of the public stockholders of the Company. Stockholders that vote against such proposed Business Combination and exercise their conversion rights are, under certain conditions described below, entitled to convert their shares into a pro-rata distribution from the Trust Account (the “Conversion Right”). The actual per share conversion price will be equal to the amount in the Trust Account (inclusive of any interest thereon), calculated as of two business days prior to the proposed Business Combination, divided by the number of shares sold in the Offering, or approximately $7.94 per share based on the value of the Trust Account as of June 5, 2007. As a result of the Conversion Right, $59,500,160 has been classified as common stock, subject to possible conversion on the accompanying balance sheet as of June 5, 2007. The Initial Stockholders have agreed to vote their 6,250,000 founding shares of common stock in accordance with the manner in which the majority of the shares of common stock offered in the Offering are voted by the Company’s public stockholders (“Public Stockholders”) with respect to a Business Combination.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

In the event that a majority of the outstanding shares of common stock voted by the Public Stockholders vote for the approval of the Business Combination and holders owning 30% or more of the outstanding common stock do not vote against the Business Combination and do not exercise their Conversion Rights, the Business Combination may then be consummated.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may contemporaneously with or prior to such vote exercise their Conversion Right and their common shares would be cancelled and returned to the status of authorized but unissued shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding less than 30% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination.

Note 2—Offering and Private Placement of Insider Warrants

In the Offering, effective May 31, 2007 (closed on June 5, 2007), the Company sold to the public 25,000,000 units (the “Units” or a “Unit”) at a price of $8.00 per Unit. Net proceeds from the Offering totaled approximately $193.2 million, which was net of $6.5 million in underwriting fees and other expenses paid at closing. Each Unit consists of one share of the Company’s common stock and one warrant (a “Warrant”).

The Company sold to HCFP/Brenner Securities LLC (“HCFP” or “Representative”), the Representative of the underwriters in the Offering, a purchase option to purchase up to a total of 1,250,000 additional Units (Note 6). The Company has also granted to the Representative a 45-day option to purchase up to 3,750,000 Units solely to cover over-allotments, if any.

Simultaneously with the Closing of the Offering, the Company sold to certain of the Initial Stockholders 5,975,000 Insider Warrants for an aggregate purchase price of $4,450,000. See discussion in Note 6.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Note 3 — Summary of Significant Accounting Policies

Cash and Cash Equivalents - Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with original maturities of three months or less when purchased.

Deferred Registration Costs - As of July 31, 2006, the Company had incurred deferred registration costs of $390,742 relating to expenses incurred in connection to the Offering. Upon consummation of the Offering, this amount along with additional registration costs incurred through June 5, 2007 of $481,937 (aggregating $872,679) were charged to equity.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Net Income (loss) Per Share - Net income (loss) per share is computed based on the weighted average number of shares of common stock outstanding.

Basic income (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period. In addition to the 100 shares purchased by the Initial Stockholders upon formation, the 6,249,900 shares of the Company’s common stock issued on April 4, 2007 (Note 6) has been retroactively included in the weighted average common shares outstanding for the periods presented. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. No such securities were outstanding as of July 31, 2006 and since the effect of outstanding warrants to purchase common stock and UPO is antidilutive, they have been excluded from the Company’s computation of diluted net income (loss) per share for the periods ending June 5, 2007. Therefore, basic and diluted income (loss) per share were the same for the period August 1, 2006 to June 5, 2007 and from inception (September 9, 2005) through to July 31, 2006.

Fair Value of Financial Instruments - The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the balance sheet at July 31, 2006 and June 5, 2007.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, (“SFAS 133”) which establishes accounting and reporting standards for derivative instruments.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes - Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Note 3 — Summary of Significant Accounting Policies-(continued)

New Accounting Pronouncements - In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a significant effect on the Company’s balance sheets or statements of operations.

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 4 — INCOME TAXES

Provision for income taxes consists of:

	For the period August 1, 2006 to June 5, 2007	From September 9, 2005 (inception) to July 31, 2006	From September 9, 2005 (inception) to June 5, 2007

Current - Federal	$9,458	$-	$9,458
.

The Company’s effective tax rate approximates the federal statutory rate. No provision for state and local income taxes has been made since the Company was formed as a vehicle to effect a Business Combination and, as a result does not conduct operations and is not engaged in a trade or business in any state.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — COMMITMENTS

Administrative Services Agreement

The Company has agreed to pay an affiliate of two Initial Stockholders $7,500 per month for office, secretarial and administrative services. For the period August 1, 2006 to June 5, 2007 and for the period from inception (September 9, 2005) through June 5, 2007, $1,250 is included in formation and operating costs in the accompanying statements of operations.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with HCFP/Brenner Securities LLC (“HCFP”), the representative of the underwriters in the Offering.

Pursuant to the Underwriting Agreement, the Company was obligated to the underwriters for certain fees and expenses related to the Offering, including underwriting discounts of $6,500,000.

In addition, in accordance with the terms of the Underwriting Agreement, the Company has engaged HCFP, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Warrants. In consideration for solicitation services, the Company will pay HCFP a commission equal to 5% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by HCFP.

HCFP and another underwriter has also been engaged by the Company to act as the Company’s non-exclusive investment bankers in connection with a proposed Business Combination (Note 1). For assisting the Company in obtaining approval of a Business Combination, the Company will pay a cash transaction fee of $7,400,000 upon consummation of a Business Combination.

Insider Purchase Commitment

Gary D. Engle, the Company’s Chairman and Chief Executive Officer, James A. Coyne, the Company’s Vice Chairman and Chief Financial Officer, Jonathan Davidson, a director, and Brian Kaufman, one of the Company’s senior advisors, have entered into an agreement with HCFP which is intended to comply with Rule 10b5-1 under the Exchange Act, pursuant to which such individuals, or entities such individuals control, will place limit orders for an aggregate of $15 million of the Company’s Units commencing 30 calendar days after the Company files a preliminary proxy statement seeking approval of the holders of common stock for a Business Combination and ending 30 days thereafter. Each of Messrs. Engle, Coyne, Davidson and Kaufman has agreed that he will not sell or transfer any Units purchased by him pursuant to this agreement (or any of the securities included in such units) until the completion of a Business Combination or the Company’s liquidation. It is intended that these purchases will comply with Rule 10b-18 under the Exchange Act. These purchases will be made at a price not to exceed $8.65 per unit and will be made by HCFP or another broker dealer mutually agreed upon by such individuals and HCFP in such amounts and at such times as HCFP or such other broker dealer may determine, in its sole discretion, so long as the purchase price does not exceed the above-referenced per unit purchase price.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMON STOCK, WARRANTS AND UNDERWRITER PURCHASE OPTION

a. Common Stock

On April 3, 2007, the Company amended and restated its Certificate of Incorporation to authorize the issuance of an additional 9,997,000 shares of common stock for an aggregate authorization of 10,000,000 shares of common stock.

On May 30, 2007, the Company amended and restated its Certificate of Incorporation authorizing the issuance of up to 100,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share. Subsequent to the Offering there are 35,275,000 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants and the purchase option granted to HCFP) and all of the 5,000,000 shares of preferred stock available for issuance. In addition, the May 30, 2007 amendment to the Company’s Certificate of Incorporation changed the capital stock’s par value from $0.01 to $0.0001. All of the references in the accompanying financial statements to the par value have been retroactively restated to reflect the change in par value.

b. Warrants

In March 2006, the Company issued an aggregate of 4,075,000 Class W warrants and 4,075,000 Class Z warrants to its three existing warrant holders in exchange for the return and cancellation of the outstanding 8,150,000 warrants which were purchased in October, 2005, for an aggregate $407,500, or $0.05 per warrant. On March 15, 2006, the Company sold and issued additional Class W warrants to purchase 700,000 shares of the Company’s common stock, and additional Class Z warrants to purchase 700,000 shares of the Company’s common stock, for an aggregate purchase price of $70,000, or $0.05 per warrant. On May 25, 2006, the Company sold and issued additional Class W warrants to purchase 6,925,000 shares of the Company’s common stock, and additional Class Z Warrants to purchase 6,925,000 shares of the Company’s common stock, to its existing warrant holders for an aggregate purchase price of $692,500 or $0.05 per warrant. On January 23, 2007, the 11,700,000 old Class Z warrants were exchanged for 11,700,000 new Class Z warrants (the “Class Z Warrants”) and the 11,700,000 old Class W warrants were exchanged for 11,700,000 new Class W warrants (the “Class W Warrants”) and the Company sold and issued additional Class W warrants to purchase 3,800,000 shares of the Company’s common stock and additional 3,800,000 Class Z warrants to purchase 3,800,000 shares of the Company’s common stock to its existing warrant holders and to two other accredited investors for an aggregate purchase price $380,000 or $0.05 per warrant.

Each Class W Warrant was exercisable for one share of common stock. Except as set forth below, the Class W Warrants entitled the holder to purchase shares at $1.75 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the later of: (a) completion of the Business Combination and (b) one year from the consummation of the Offering, and ending eight years from the date of the Offering.

Each Class Z Warrant was exercisable for one share of common stock. Except as set forth below, the Class Z Warrants entitled the holder to purchase shares at $1.50 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the later of: (a) completion of the Business Combination and (b) one year from the consummation of the Proposed Offering, and ending eight years from the date of the Proposed Offering.

On April 4, 2007, 15,500,000 Class W warrants and 15,500,000 Class Z warrants with an aggregate value of $1,550,000 were returned by the warrant holders and cancelled by the Company. In exchange for the return of the Class W and Z Warrants, the Company issued 6,249,900 shares of the Company’s common stock with an aggregate value of $1,550,000 to such individuals. Simultaneously with the consummation of the Offering, certain of the Company’s officers, directors, and senior advisors purchased 5,975,000 Warrants for an aggregate purchase price of $4,450,000 (“Insider Warrants”).

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMON STOCK, WARRANTS AND UNDERWRITER PURCHASE OPTION - (CONTINUED)

Each Insider Warrant is exercisable for one share of common stock. The Insider Warrants entitle the holder to purchase shares at $5.50 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the later of: (a) completion of the Business Combination and (b) May 31, 2008 and ending May 31, 2011.

We are only required to use our best efforts to cause the registration statement to be declared effective and, once effective, only to use our best efforts to maintain its effectiveness. Accordingly, our obligation is merely to use our best efforts in connection with the registration rights agreement and upon exercise of the Warrants, we can satisfy our obligation by delivering unregistered shares of common stock. If a registration statement is not effective at the time a warrant is exercised, we will not be obligated to deliver registered shares of common stock, and there are no contracted penalties for our failure to do so. Consequently, the Warrants may expire worthless.

Public Warrants

Each warrant sold in the Offering (a “Public Warrant”) is exercisable for one share of common stock. The Public Warrants entitle the holder to purchase shares at $5.50 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on the later of: (a) completion of the Business Combination and (b) May 31, 2008 and ending May 31, 2011. The Company has the ability to redeem the Public Warrants, in whole or in part, at a price of $.01 per Public Warrant, at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Insider Warrants

At the closing of the Offering, the Company sold to certain of the Initial Stockholders 5,975,000 Insider Warrants for an aggregate purchase price of $4,450,000. All of the proceeds received from these purchases have been placed in the Trust Account. The Insider Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis so long as they are held by the original purchasers, members of their immediate families or their controlled entities, and may not be sold or transferred, except in limited circumstances, until after the consummation of a Business Combination. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Insider Warrants, which will expire worthless.

As the proceeds from the exercise of the Warrants will not be received until after the completion of a Business Combination, the expected proceeds from exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

STONELEIGH PARTNERS ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMON STOCK, WARRANTS AND UNDERWRITER PURCHASE OPTION - (CONTINUED)

c. Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued an option (the “UPO”) for $100 to HCFP, to purchase up to 1,250,000 Units at an exercise price of $10.00 per Unit. The Units underlying the UPO will be exercisable in whole or in part, solely at holder’s discretion, commencing on the later of (i) the consummation of a Business Combination and (ii) May 31, 2008, and expire on May 31, 2012. The Company intends to account for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholder’s equity, which will be offset by an equivalent increase in stockholder’s equity for the issuance of the UPO. As of June 5, 2007, the Company calculated, using a Black-Scholes option pricing model, the fair value of the 1,250,000 Units underlying the UPO to be approximately $4,372,000. The fair value of the UPO granted is calculated as of the date of grant using the following assumptions: (1) expected volatility of 51.12% (2) risk-free interest rate of 4.86% and (3) contractual life of 5 years. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise prices of the UPO and the underlying warrants and the market price of the units and underlying securities) to exercise the UPO without the payment of any cash.

During the registration process, the Company amended the form of UPO to clarify that the Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO will not be entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or warrants, as applicable, will expire worthless.

The accompanying notes should be read in conjunction with the financial statements.